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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

                                     _________

                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES AND EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) August 7, 1998
                                  (July 24, 1998)

                                THE MACERICH COMPANY
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                (Exact Name of Registrant as Specified in Charter)


           Maryland                   1-12504                    95-4448705
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      (State or Other Jurisdiction     (Commission            (IRS Employer
         of Incorporation)             File Number)          Identification No.)



               401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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                      (Address of Principal Executive Offices)



         Registrant's telephone number, including area code (310) 394-6911
                                                            --------------


                                         N/A
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           (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events
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          In a series of partnership acquisitions, completed on July 24,
1998, Macerich Corte Madera Limited Partnership, a wholly-owned subsidiary of The Macerich Company (the "Registrant") and Macerich Partnership, L.P. acquired a 100% interest in the Village at Corte Madera, a regional mall containing approximately 428,000 square feet. The sellers were a partnership, a group of pension funds and two individuals ("Sellers"). The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto.

          The combined purchase price was approximately $120 million, and was determined in good faith, arms length negotiations between Registrant and the Sellers. In negotiating the purchase price the Registrant considered, among other factors, the mall's historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The purchase price was funded by assumption of debt of $40 million, $72 million in cash and issuance of $8 million in operating partnership units of The Macerich Partnership, L.P. The Registrant intends to continue operating the mall as currently operated and leasing the space therein to national and local retailers.

          The description contained herein of the transaction described above does not purport to be complete.

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Item 7.  Financial Statements, Pro Forma Financial Information and  Exhibits
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          (a) Financial statements of Business Acquired *
          (b) Pro Forma Financial Statements *

* It is impracticable to provide the financial statements and pro forma financial information regarding the acquisition of The Village at Corte Madera with this filing. The financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as possible.

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                                     SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on August 7, 1998.





                                   THE MACERICH COMPANY



                                   By:  /s/Thomas E. O'Hern
                                        -------------------------
                                        Thomas E. O'Hern
                                        Senior Vice President and
                                        Chief Financial Officer


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